UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
August 15, 2008

Date of Report (Date of earliest event reported)
HLTH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361

(Address of principal executive offices, including zip code)
(201) 703-3400

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure
     On August 15, 2008, O’Melveny & Myers LLP, counsel to HLTH Corporation, sent a letter to The Bank of New York, the Indenture Trustee for HLTH’s 3 1/8% Convertible Notes due 2025. A copy of that letter is furnished with this Current Report as Exhibit 99.1. That letter responds to purported “notices of default” from holders of the 3 1/8% Notes that were delivered to HLTH and the Indenture Trustee with a letter dated June 17, 2008, as previously disclosed in the Current Report on Form 8-K filed by HLTH on June 19, 2008. As previously disclosed and as more fully described in Exhibit 99.1 hereto, HLTH believes that there has not been any default under the Indenture and that the purported “notices of default” have no legal effect.

Item 9.01.	Financial Statements and Exhibits
(d)	Exhibits
     The following exhibit is furnished herewith:

Exhibit
Number	Description

99.1	Letter, dated August 15, 2008, from O’Melveny & Myers LLP to The Bank of New York, Indenture Trustee for the Registrant’s 3 1/8% Convertible Notes due 2025

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HLTH CORPORATION
Dated: August 18, 2008	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Letter, dated August 15, 2008, from O’Melveny & Myers LLP to The Bank of New York, Indenture Trustee for the Registrant’s 3 1/8% Convertible Notes due 2025